UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2007

Health Discovery Corporation
(Exact name of registrant as specified in charter)

Texas	333-62216	74--3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 ½ Abercorn Street, Savannah, GA 31405
(Address of principal executive offices / Zip Code)

912-352-7488
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01 Other Events.

On April 9, 2007, Health Discovery Corporation (the “Company”) announced that it will hold a special meeting of its shareholders. Additional meeting details are included in the Company’s proxy statement. The Company expects to begin mailing the proxy statement to its shareholders on or about April 20, 2007. Shareholders of record as of the close of business on April 16, 2007 are entitled to receive notice of, and vote at, the special meeting. A copy of the proxy statement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety in this Item 8.01 disclosure.

Item 9.01 Financial Statements and Exhibits

99.1    Proxy Statement of the Company dated April 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: April 20, 2007	By:	/s/ Daniel Furth
Daniel Furth Principal Financial Officer

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